FIRST AMENDMENT

     FIRST AMENDMENT, dated as of January 18, 2001 (this "Amendment"), to the $3,000,000,000 Credit Agreement, dated as of May 26, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Computer Associates International, Inc. (the "Borrower"), the banks, agents and other financial institutions from time to time parties thereto (the "Banks") and Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Banks.

                              W I T N E S S E T H :

     WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrower has requested that the Administrative Agent and the Banks agree to amend certain provisions of the Credit Agreement, as more fully described herein; and

     WHEREAS, the Administrative Agent and the Banks are willing to amend such provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

     NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

     1. Defined Terms. Unless otherwise defined herein, capitalized terms which are used herein shall have the meanings assigned thereto in the Credit Agreement.

     2. Amendment to Section 1.1. Section 1.1 is hereby amended by (a) deleting the definitions of "Consolidated EBITDA" and "Test Ratio" in their entireties, and substituting in lieu thereof the following new definitions respectively:

          " "Consolidated Cash Flow" means, for any period, the sum of (a) the amount set forth as "Net Cash Provided by Operating Activities" (or a comparable term) in the consolidated statements of cash flows of the Borrower and its consolidated Subsidiaries for such period plus (b) Consolidated Interest Expense for such period.

          "Test Percentage" means, for any period, the percentage (determined by reference to the consolidated financial statements of the Borrower and its Subsidiaries most recently required to be delivered pursuant to
          Section 11.1(h)(i) or (ii), as the case may be) which (a) the Consolidated Cash Flow of the Borrower and its Subsidiaries for such period constitutes of (b) the total Debt of Borrower and its Subsidiaries on a consolidated basis on the last day for such period.

and (b) adding the following phrase in the definition of "GAAP" following the term "March 31, 1999" appearing in the first parenthetical thereof:

"as modified in the manner described in the press release issued by the Borrower on October 25, 2000"

     3. Amendment to Section 11.2. Section 11.2 is hereby amended by deleting subsections (f) and (g) therefrom, and substituting in lieu thereof the following new subsections (f) and (g):

          "(f) Interest Coverage. Permit the ratio of (i) Consolidated Cash Flow of the Borrower and its Subsidiaries for any period of four consecutive fiscal quarters to (ii) Consolidated Interest Expense of the Borrower and its Subsidiaries for such period, to be less than
          2.10 to 1.

          (g) Leverage. Permit the Test Percentage for any period of four consecutive fiscal quarters to be less than 17.0%."

     4. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Administrative Agent receives counterparts hereof, executed and delivered by a duly authorized officer of the Borrower and the Majority Banks.

     5. Representations and Warranties. The Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
          Section 10 of the Credit Agreement; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment. The Borrower represents and warrants no Default or Event of Default has occurred and is continuing.

     6. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Administrative Agent or the Banks. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

     7. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

     8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                     COMPUTER ASSOCIATES INTERNATIONAL, INC.


                     By: /s/ Lisa Savino
                  Title: Vice President and Treasurer

                     CREDIT SUISSE FIRST BOSTON, as Administrative Agent


                     By: /s/ David W. Kratovil
                  Title: Director


                     By: /s/  Julia P. Kingsbury
                  Title: Vice President

                     CREDIT SUISSE FIRST BOSTON, as the Lead Arranger and a Bank


                     By: /s/ David W. Kratovil
                  Title: Director

                     By: /s/  Jay Chall
                  Title: Director

                                                           Signature Page to the
                                                          First Amendment to the
                                                $3,000,000,000 Credit Agreement,
                                                        dated as of May 26, 1999

                                            ALLSTATE LIFE INSURANCE COMPANY


                                            By:/s/  Patricia W. Wilson
                                            Title:  Authorized Signatory

                                            By:/s/  Daniel C. Leimbach
                                            Title:  Authorized Signatory

                                            ARAB BANK PLC


                                            By:/s/  Samer Tamimi
                                            Title:  Vice President
                                            BANCA COMERCIAL PORTUGES


                                            By:/s/  Shekar Chatterjee
                                            Title:  Sub-Director

                                            BANCA COMMERCIALE ITALIANA


                                            By:/s/  C. Dougherty
                                            Title:  Vice President

                                            By:/s/  J. Dickerhof
                                            Title: Vice President




                                            BANCA ESPIRITO SANTO


                                            By:/s/  Andrew M. Orsen
                                            Title:  Vice President

                                            By:/s/  Tery R. Hull
                                            Title: Senior Vice President
                                            BANCA HAPOALIM, B.M

                                            By:/s/  Marc Bosc
                                            Title:  Vice President

                                            By:/s/  Conrad Wagner
                                            Title: First Vice President
                                            BANCA LEUMI


                                            By:/s/  Joung Hee Hong
                                            Title:  Vice President

                                            BANCA POPOLARE DI MILANO,
                                            New York Branch


                                            By:/s/  Fulvio Montanari
                                            Title:  First Vice President

                                            By:/s/  Patrick F. Dillon
                                 Title:  Vice President and Chief Credit Officer

                                            BANK OF AMERICA, N.A.


                                            By:/s/  Fred L. Thorne
                                            Title:  Managing Director

                                            BANK OF HAWAII


                                            By:/s/  Luke Yeh
                                            Title: Vice President

                                            BANK OF MONTREAL


                                            By:/s/  Bruce Pietka
                                            Title:  Director

                                            THE BANK OF NOVA SCOTIA


                                            By:/s/  Brian S. Allen
                                            Title: Managing Director
                                            THE BANK OF TOKYO-MITSUBISHI, LTD


                                            By:/s/  T. Fennessey
                                            Title: Vice President
                                            BANK ONE, NA


                                            By:/s/  Andrew Kantor
                                            Title: First Vice President
                                            BANK POLSKA


                                            By:/s/  Barry W. Henry
                                Title: Vice President and Senior Lending Officer
                                            BANQUE WORMS CAPITAL CORP


                                            By:/s/  Michelle Flemming
                                       Title: Vice President and General Counsel
                                            BAYERISCHE HYPO UND VEREINSBANK AG


                                            By:/s/  Marianne Weinzinger
                                            Title:  Director

                                            By:/s/  Eric N. Pelletier
                                            Title:  Director
                                            BW CAPITAL MARKETS, INC.


                                            By:/s/  Thomas A. Lowe
                                            Title:  Vice President

                                            By:/s/  Philip G. Waldrop
                                            Title:  Vice President
                                            CHANG HWA COMMERCIAL BANK, LTD.


                                            By:/s/  Wan-Tu Yeh
                                            Title:  SVP and General Manager

                                            THE CHASE MANHATTAN BANK


                                            By:/s/  William Flister
                                            Title:  SVP

                                            CHEVY CHASE BANK


                                            By:/s/  Dory Halati
                                            Title:  Vice President

                                            CITIC KA WAH BANK LIMITED


                                            By:/s/  Peter Zhao
                                        Title:  Executive VP and General Manager

                                            CREDIT LYONNAIS,
                                            New York Branch


                                            By:/s/  Rod Hurst
                                            Title:  Vice President

                                            THE DAI-ICHI KANGYO BANK, LTD


                                            By:/s/  Azlan Ahmed
                                            Title:  Assistant Vice President
                                            DG BANK


                                            By:/s/  Sabine Wendt
                                            Title:  Vice President

                                            By:/s/  Lynne McCarthy
                                            Title:  Vice President
                                            FLEET NATIONAL BANK


                                            By:/s/  Philip A. Davi
                                            Title:  Vice President
                                            IKB DEUTSCHE INDUSTRIEBANK AG


                                            By:/s/  Manfred Bilsly
                                            Title:  Director

                                            By:/s/  Ana Bohorquet
                                            Title:  Manager
                                            THE INDUSTRIAL BANK OF JAPAN


                                            By:/s/  J. Kenneth Biegen
                                            Title:  Senior Vice President
                                            KBC BANK NV


                                            By:/s/  Robert M. Surdam, Jr.
                                            Title:  Vice President

                                            By:/s/  Robert Snauffer
                                            Title:  First Vice President

                                            LANDESBANK SACHSEN GIROZENTRALE


                                            By:/s/  G. Moller.
                                            Title:  International Department

                                            By:/s/  Mr. Schellbach
                                            Title:  International Department
                                     MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY


                                            By:/s/  Steven J. Katz
                                 Title:  Second VP and Associate General Counsel

                                            MELLON BANK, N.A.


                                            By:/s/  Kristen Denning
                                            Title:  AVP
                                            MERRILL LYNCH


                                            By:/s/  Neil Brisson
                                            Title:  Director
                                       MITSUBISHI TRUST AND BANKING CORPORATION


                                            By:/s/  Toshino Kayashi
                                            Title:  Senior Vice President

                                            NORTH FORK BANK


                                            By:/s/  Robert Dunwoody
                                            Title:  Vice President
                                            PERSEUS CDO I, LIMITED


                                            By:/s/  Steven J. Katz
                                 Title:  Second VP and Associate General Counsel

                                            ROYAL BANK OF CANADA


                                            By:/s/  Stephanie Babich
                                            Title:  Senior Manager
                                            RZB FINANCE LLC


                                            By:/s/  Pearl Geffers
                                            Title:  First Vice President
                                            By:/s/  John A. Valiska
                                            Title:  Vice President

                                            SAN PAOLA IMI S.P.A.


                                            By:/s/  Robert Wurster
                                            Title:  First Vice President

                                            SIMSBURY CLO, LIMITED


                                            By:/s/  Steven J. Katz
                                 Title:  Second VP and Associate General Counsel

                                            SOMERS CDO, LIMITED


                                            By:/s/  Steven J. Katz
                                 Title:  Second VP and Associate General Counsel

                                            THE SUMITOMO BANK


                                            By:/s/  Edward D. Henderson, Jr
                                            Title:  Senior Vice President

                                            SUMMIT BANK


                                            By:/s/  Karen D. Budniak
                                            Title:  Vice President
                                            SUNTRUST BANK


                                            By:/s/  David Wisdom
                                            Title:  Vice President

                                            THE TOKAI BANK


                                             By:/s/  Shinichi Nakatani
                                             Title:  Assistant General Manager
                                             THE TRAVELERS INSURANCE COMPANY


                                             By:/s/  Matthew J. McInerny
                                            Title:  Assistant Investment Officer

                                             UNITED OVERSEAS BANK LIMITED


                                             By:/s/  Kwong Yew Wong
                                             Title:  Agent and General Manager

                                             WACHOVIA BANK, N.A


                                             By:/s/  Elizabeth M. Phelan
                                             Title:  Vice President

                                             WESTDEUTSCHE LANDESBANK


                                            By:/s/  Duncan M. Robertson
                                            Title:  Director

                                            By:/s/  Thomas Lee
                                            Title:  Associate